Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


2001 Semi-annual Shareholder Report
-----------------------------------
Delaware Diversified Value Fund

June 1, 2001

Dear Shareholder:

Recap of Events - For the past several months, Delaware Investments' Chief Investment Officer Bill Dodge has been telling investors that a large number of U.S. equities have reached attractive valuations following the extended downturn, and has been predicting stronger stock market performance. By the end of May 2001, it appeared that Bill's market calls were right on the money. At that point, U.S. stocks were finishing a two-month run of stronger performance that substantiated such bullish outlooks. Bill remains convinced that the Federal Reserve's interest rate cuts during the first part of 2001 will have a positive effect on the economy later this year, and that the worst is generally over for U.S. stocks.

During the spring, forecasts for the U.S. economy gradually began to brighten. Investors, hungry for any positive word on the economy, reacted with enthusiasm and the market set off on a run upward. The technology-heavy Nasdaq Composite Index, which suffered to a far greater extent than other prominent stock indexes during the prior year, ran up more than 40% between April 4 and May 22.

This performance hardly made up for the 70% decline the Nasdaq experienced since its March 2000 high. Still, the six-week rebound marked the fastest rise by any major U.S. stock index since the late summer of 1932, when the market began its swift ascent from the lows of the Great Depression (Source: Birinyi Associates).

Prior to the onset of this stronger performance, Delaware Investments was reminding investors that stock market recoveries often precede full economic recovery. Conventional wisdom on Wall Street says that, in times of recovery, the market tends to lead the economy by about four months. We believe that such a scenario has taken shape this spring. It appears that investors discovered newfound confidence at a time when economic indicators were still mixed and corporate profit shortfalls were still the norm.

At the end of the six-month period ended May 31, 2001, corporate earnings outlooks for the second and third quarters of 2001 remained cloudy, and threatened to keep the stock market rebound in check. Yet occasional signs of clearing on the economic horizon allowed frustrated investors to envision positive long-term returns for stocks.

Delaware Diversified Value Fund provided a +6.97% return (Class A shares at net asset value with distributions reinvested) for the period ended May 31, 2001. For the fiscal period, performance was generally in line with its benchmark, the Russell 1000 Value Index, which gained 6.04%. However, it trailed the Lipper Multi-Cap Value Funds Average, which gained 9.13%.

Market Outlook - In our opinion, the stock market is likely to remain volatile over the next few months, but the long-term stock investing environment is generally quite attractive.

We think investors have plenty of reasons to be optimistic. The Fed's monetary policy is still accommodative and Congress has passed a Federal tax cut. Perhaps most importantly, we believe stock valuations are generally much more reasonable than they were six months or one year ago. Overall, stock valuations have contracted to much more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

We expect to see more weakness in corporate earnings reports during the second quarter of 2001. However, we believe that the Fed is achieving a soft landing for the economy and expect to see accelerated earnings growth later this year.

Investors have endured very challenging markets in recent times. Such stock market volatility often creates a need for rebalancing asset allocations. We encourage mutual fund investors to consult their financial advisors this summer to review their portfolios and their long-term investment objectives.

On the pages that follow, your Fund's manager discusses performance for the fiscal period. As always, thank you for remaining committed to Delaware Investments.

Sincerely,
/s/ Charles E. Haldeman, Jr.
----------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio Management Review
---------------------------

Your Fund posted a +6.97% return (Class A shares at net asset value with distributions reinvested) during the six months ended May 31, 2001, outpacing its benchmark, but trailing its peers in the Lipper Multi-Cap Value Funds class. The Russell 1000 Value Index, your Fund's benchmark, rose by 6.04% during the six-month fiscal period, while the Lipper Multi-Cap Value Funds Average rose 9.13%.

Your Fund has a strong value approach, focusing on stocks that the management team believes are undervalued in price and will eventually be recognized by investors. During the period, value investments generally outperformed those with growth directives, as economic slowing and poor stock market performance favored investors seeking undervalued securities.

We believe that the Fund has generally continued to benefit from its diversified stock selection. At fiscal period end, we held 189 securities, and our broadly diversified portfolio of stocks may have helped performance during times of the market's worst performance.

As was the case at the end of our fiscal year on November 30, 2000, the Fund's heaviest weightings were in the banking and finance sector, and in energy as of May 31, 2001. Among financial companies, we have continued our focus on large banks and financial services. Despite overall negative performance in the financial sector during the period, we held a few stocks that outperformed the market and ultimately had a positive contribution to our overall return. For example, Bank of America was up by more than 50% during the period, which benefited your Fund's overall returns. Washington Mutual, which performed well for the Fund in fiscal 2000, continued a trend upward that also aided overall performance. Although a number of banking and brokerage stocks have struggled in the economic downturn, we continue to be attracted to the sector and believe that many of our holdings can benefit from the lower interest rate environment and an eventual cyclical economic recovery.

As we mentioned in our last report, one of our strategies in the energy sector has been to focus on companies that trade energy as a commodity. We have maintained that strategy, and our energy holdings accounted for 11.2% of net assets at fiscal period end.

Energy stocks as a group were strong performers during the period, largely due to the backdrop created by high oil prices. El Paso, Halliburton, and Williams all posted positive performance during the period and helped boost the Fund's total return. The outlook for this sector is constantly changing, as evidenced by increasing prices at the gas pump, as well as the electricity supply issues in the western part of the United States. As a result, we will continue to be extremely cautious with regard to our energy holdings in the near future.

Our results in the healthcare and pharmaceuticals sector were generally mixed during the period. Abbott Laboratories performed well during the six-month period, while Bristol-Myers Squibb did not. During the period, we also added some new holdings to this sector of the Fund which we find to be attractive over the long-term. These included pharmaceutical manufacturer Schering-Plough, biotech company Genentech, and hospital provider Tenet Healthcare.

Computers and technology stocks were among the worst performing groups in the market during the period, as were telecommunications company stocks. While the Fund held less than 4% of net assets in computers and technology at the end of the period, we continue to look for opportunities in which the stock of a strong company has become undervalued in our opinion.

Outlook
Although we expect corporate profits to continue to fall during the near term, the Federal Reserve's rapid-fire interest rate reductions - five cuts totaling
2.5 percentage points during the period - should begin having a positive impact on the economy entering the second half of 2001. We believe that economic growth will accelerate in the latter half of this year. Beginning in 2002, we expect corporate profits to rise, although technology companies will remain under the most pressure.

The $1.35 trillion federal tax cut should also provide a modest impetus for economic growth toward year-end, as consumers pump their refunds back into the economy. First among the list of concerns that could significantly hold back an economic recovery is the California energy crisis. With the state's economy larger than most other countries' economies, any energy-related drag on the state's financial recovery would have an impact on the nation's overall economic recovery.

Finally, we believe that individual investors have learned that diversification is beneficial and company valuation matters. We do not expect to revisit the sky-high valuations that were common in the technology sector before the downturn.





This semi-annual report is for the information of Delaware Diversified Value Fund shareholders. The current prospectus for the Fund sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Fund's current Statement of Additional Information.

Delaware Diversified Value Fund
-------------------------------
As of May 31, 2001

Fund Objective
The Fund seeks capital appreciation with current income as a secondary objective.

Total Fund Net Assets
$14.66 million

Number of Holdings
189

Your Fund Manager
J. Paul Dokas joined Delaware in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. He is a Chartered Financial Analyst.

Nasdaq Symbols
Class A         DDVAX
Institutional   DDVIX



Performance Summary
-------------------

Average Annual Total Returns
For the periods ended May 31, 2001
                                                         Lifetime*       One Year     Six Months
Delaware Diversified Value Fund
Class A (Est. 9/15/98)
   Excluding Sales Charge                                 +12.87%         +7.50%        +6.97%
   Including Sales Charge                                 +10.43%         +1.28%        +0.81%
Institutional Class (Est. 9/15/98)                        +12.87%         +7.50%        +6.97%

S&P 500 Index                                              -5.38%        -10.55%        -3.90%
Russell 1000 Value Index                                   +5.64%         +7.68%        +6.04%
Lipper Multi-Cap Value Fund Average (555 funds)           +10.44%        +10.80%        +9.13%


* Shares of Delaware Diversified Value Fund A Class were initially offered on September 15, 1998. Prior to the fiscal year ended November 30, 1999, the Fund had just one Class A share outstanding. Lifetime returns shown are calculated 12/1/99, as returns prior to that date are not believed to be meaningful.

Returns reflect reinvestment of distributions and, where indicated, a 5.75% maximum front-end sales charge for Class A shares. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and no Class B or Class C shares were offered.

An expense limitation was in effect for all classes of Delaware Diversified Value Fund during the period. Performance would have been lower had the expense limitation not been in effect.

The Russell 1000 Value Index measures the performance of those large-cap companies in the Russell 1000 Index with low price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a weighted, unmanaged composite of mostly large-capitalization U.S. companies. The Lipper category represents the average returns of multi-cap value funds tracked by Lipper (Source: Lipper Inc.). It is not possible to invest in an index. Past performance does not guarantee future results. This information is for shareholder use only.

Statement of Net Assets


DELAWARE DIVERSIFIED VALUE FUND
                                                     Number of          Market
May 31, 2001 (Unaudited)                             Shares             Value
--------------------------------------------------------------------------------

Common Stock- 99.60%
Aerospace & Defense - 1.37%
Boeing                                                  600           $ 37,734
General Dynamics                                        500             38,760
Textron                                                 700             40,327
United Technologies                                   1,000             83,310
                                                                      --------
                                                                       200,131
                                                                      --------
Automobiles & Automotive Parts - 2.40%
Cooper Industries                                       800             30,424
Delphi Automotive Systems                             3,700             54,390
General Motors                                        2,800            159,320
Genuine Parts                                         2,300             65,711
Goodrich (B.F.)                                       1,000             41,780
                                                                      --------
                                                                       351,625
                                                                      --------
Banking & Finance - 23.96%
American Express                                      3,300            138,996
Associated Banc-Corp                                  1,100             38,115
Bank of America                                       4,600            272,550
Bank One                                              2,800            110,880
CIT Group                                             2,200             87,340
Citigroup                                            10,533            539,816
Comerica                                              1,100             62,590
Commerce Bancshares                                     800             28,808
Coutrywide Credit                                       900             34,857
Fannie Mae                                            2,000            164,880
*Fidelity National Financial                          1,500             34,200
Fleet Boston Financial                                3,422            142,321
Freddie Mac                                           3,600            238,320
Golden State                                          2,700             78,813
Hartford Financial Services                             900             60,930
Hibernia - Class A                                    2,500             40,700
Household International                               1,100             72,226
J.P. Morgan Chase                                     4,770            234,446
KeyCorp                                               2,200             52,316
Lehman Brothers                                         700             50,127
MBIA                                                    800             42,200
Merrill Lynch                                         2,300            149,431
MGIC Investment                                         500             35,185
Mony Group                                            1,800             66,150
Morgan Stanley Dean Witter                            2,800            182,028
North Fork Bancorporation                             1,500             42,810
Popular                                               1,100             34,485
Stilwell Financial                                    1,700             55,828
US Bancorp                                            5,465            121,870
Washington Mutual                                     2,850            101,517
Wells Fargo                                           4,200            197,736
                                                                     ---------
                                                                     3,512,471
                                                                     ---------
Buildings & Materials - 1.09%
Fluor                                                 1,000             58,320
KB Home                                               1,300             33,033
Martin Marietta Materials                             1,400             69,118
                                                                      --------
                                                                       160,471
                                                                      --------
Business Services - 1.27%
Brascan                                               2,500             43,400
*Cendant                                              3,300             63,294
Deluxe                                                1,600             44,336
Manpower                                              1,100             35,200
                                                                      --------
                                                                       186,230
                                                                      --------

                                                  Number of             Market
Delaware Diversified Value Fund                    Shares               Value
--------------------------------------------------------------------------------
Common Stock (continued)

Cable, Media & Publishing - 3.88%
*Adelphia Communications - Class A                    2,200            $84,216
*AT&T - Liberty Media - Class A                       3,100             52,235
*Cablevision Systems - Class A                          700             39,795
*Clear Channel Communications                           934             56,946
*Comcast  Special - Class A                           1,800             73,728
*Fox Entertainment Group                              1,900             49,590
*Metro-Goldwyn-Mayer                                  3,000             67,830
*Viacom - Class B                                     2,500            144,100
                                                                       -------
                                                                       568,440
                                                                       -------
Chemicals - 2.24%
Dow Chemical                                          1,700             60,877
duPont (E.I.) deNemours                               2,900            134,560
*FMC                                                    500             38,160
PPG Industries                                          900             50,040
Praxair                                                 900             45,261
                                                                       -------
                                                                       328,898
                                                                       -------
Computers & Technology - 3.54%
*Cadence Design Systems                               2,700             57,105
Compaq Computer                                       7,500            119,925
First Data                                              800             52,488
Hewlett-Packard                                       1,600             46,912
Intel                                                 2,500             67,525
International Business Machines                         800             89,440
*Intuit                                               1,100             35,266
Seagate Technology Tracking                             600                  -
*Sybase                                               3,200             49,760
                                                                       -------
                                                                       518,421
                                                                       -------
Consumer Products - 1.79%
Kimberly-Clark                                          700             42,315
Maytag                                                1,200             39,672
Procter & Gamble                                      2,800            179,872
                                                                       -------
                                                                       261,859
                                                                       -------
Consumer Services - 0.37%
ServiceMaster                                         4,700             54,003
                                                                       -------
                                                                        54,003
                                                                       -------
Electronics & Electrical Equipment - 3.74%
Emerson Electric                                      1,500            101,565
*General Motors - Class H                             3,000             71,700
Honeywell International                               1,900             91,960
*Micron Technology                                    1,800             67,500
PerkinElmer                                           1,000             69,030
Raytheon                                              2,300             68,471
Rockwell International                                  900             42,300
Symbol Technologies                                   1,400             35,910
                                                                       -------
                                                                       548,436
                                                                       -------
Energy - 11.18%
Anadarko Petroleum                                      800             50,088
Apache                                                  600             35,730
Chevron                                               1,300            124,865
Constellation Energy                                    900             42,570
Diamond Offshore Drilling                             2,000             79,220
Dynegy                                                  800             39,440
El Paso                                                 899             54,749
Enron                                                   800             42,328
Exxon-Mobil                                           6,600            585,750
Halliburton                                           1,000             46,740
Kerr-McGee                                              700             48,769
*Noble Drilling                                         800             34,160
Ocean Energy                                          2,700             51,300
Phillips Petroleum                                      700             45,318

                                                  Number of             Market
Delaware Diversified Value Fund                    Shares               Value
--------------------------------------------------------------------------------
Common Stock (continued)

Energy (continued)
Schlumberger                                            900            $56,727
Texaco                                                1,200             85,680
Tidewater                                               800             37,528
Ultramar Diamond Shamrock                               900             45,135
Unocal                                                1,500             57,975
Williams                                              1,900             74,860
                                                                     ---------
                                                                     1,638,932
                                                                     ---------
Environmental Services - 0.59%
Waste Management                                      3,100             86,738
                                                                     ---------
                                                                        86,738
                                                                     ---------
Food, Beverage & Tobacco - 5.78%
Archer-Daniels-Midland                                7,300             98,550
Ball                                                    900             42,750
Campbell Soup                                         1,000             29,540
Coca Cola                                             1,100             52,140
Fortune Brands                                        1,000             34,350
Gallaher Group - ADR                                  1,500             39,375
General Mills                                         1,000             42,360
Heinz (H.J.)                                          1,000             43,310
PepsiCo                                               2,000             89,520
Philip Morris                                         5,500            282,755
Sara Lee                                              2,700             50,868
*Suiza Foods                                            800             41,560
                                                                     ---------
                                                                       847,078
                                                                     ---------
Healthcare & Pharmaceuticals - 6.87%
Abbott Laboratories                                   1,400             72,772
Becton Dickinson                                      1,300             44,629
Bristol-Myers Squibb                                  2,300            124,752
*Genentech                                              800             40,040
HCA - The Healthcare Company                          1,100             44,374
*Healthsouth                                          2,800             35,560
Johnson & Johnson                                     2,300            222,985
Merck & Company                                       2,400            175,176
*Pacificare Health Systems                            3,100             54,932
Schering-Plough                                       1,900             79,705
*Tenet Healthcare                                     1,700             77,333
*Wellpoint Health Networks                              400             34,720
                                                                     ---------
                                                                     1,006,978
                                                                     ---------
Industrial Machinery - 0.53%
Caterpillar                                             700             37,912
Ingersoll-Rand                                          800             39,480
                                                                     ---------
                                                                        77,392
                                                                     ---------
Insurance - 6.26%
Allstate                                              2,200             99,044
American International Group                          3,575            289,575
Chubb                                                   700             52,745
Cigna                                                   800             75,576
Erie Indemnity - Class A                              1,300             46,956
Jefferson-Pilot                                       1,100             52,129
Manulife Financial                                    1,700             45,849
Metropolitan Life Insurance                           1,200             38,220
Old Republic International                            1,300             36,699
PMI Group                                               600             41,880
St. Paul                                              1,100             55,660
Torchmark                                             1,100             41,712
UnumProvident                                         1,300             42,133
                                                                     ---------
                                                                       918,178
                                                                     ---------
Leisure, Lodging & Entertainment - 2.10%
Brunswick                                             1,900             42,940
Carnival Cruise Lines                                 1,600             45,168

                                                  Number of             Market
Delaware Diversified Value Fund                    Shares               Value
--------------------------------------------------------------------------------
Common Stock (continued)

Leisure, Lodging & Entertainment (continued)
MGM Grand                                             1,100            $34,584
Royal Caribbean Cruises                               1,300             27,924
Starwood Hotels & Resorts Worldwide                   1,300             49,179
Walt Disney                                           3,400            107,508
                                                                     ---------
                                                                       307,303
                                                                     ---------
Metals & Mining - 0.33%
Alcoa                                                 1,120             48,328
                                                                     ---------
                                                                        48,328
                                                                     ---------
Packaging & Containers - 0.34%
*Sealed Air                                           1,200             49,812
                                                                     ---------
                                                                        49,812
                                                                     ---------
Paper & Forest Products - 0.88%
Georgia-Pacific                                       1,500             53,175
International Paper                                   2,000             76,500
                                                                     ---------
                                                                       129,675
                                                                     ---------
Real Estate - 1.20%
Equity Office Properties Trust                        2,200             64,020
Equity Residential Properties                           700             37,555
ProLogis                                              3,500             74,900
                                                                     ---------
                                                                       176,475
                                                                     ---------
Retail - 3.08%
*Federated Department Stores                            900             40,320
Limited                                               2,000             32,600
May Department Stores                                 1,200             39,240
Nordstrom                                             2,800             51,884
*Safeway                                                900             45,585
*Saks                                                 3,100             35,774
Sears, Roebuck                                        2,000             79,760
Sherwin-Williams                                      1,400             29,876
*Tricon Global Restaurants                            1,300             59,410
Tupperware Corporation                                1,600             36,576
                                                                     ---------
                                                                       451,025
                                                                     ---------
Telecommunications - 8.27%
AT&T                                                 11,000            232,870
BellSouth                                             3,300            136,059
*Crown Castle                                         4,000             66,400
*NTL                                                  2,500             53,725
SBC Communications                                    6,252            269,149
*Sprint                                               2,800             56,868
Verizon Communications                                5,688            311,986
*Worldcom                                             4,800             85,632
                                                                     ---------
                                                                     1,212,689
                                                                     ---------
Textiles, Apparel & Furniture - 1.36%
Herman Miller                                         1,400             37,744
Hillenbrand Industries                                  700             36,099
Newell Rubbermaid                                     1,700             42,959
Nike                                                  2,000             82,200
                                                                     ---------
                                                                       199,002
                                                                     ---------
Transportation & Shipping - 2.22%
Alexander & Baldwin                                   2,100             49,182
Burlington Northern Santa Fe                          2,400             74,568
Delta Air Lines                                         700             33,334
*Fedex                                                2,500            100,000
Union Pacific                                         1,200             69,000
                                                                     ---------
                                                                       326,084
                                                                     ---------
Utilities - 2.96%
Allegheny Energy                                        800             42,560
Dominion Resources                                    1,000             66,300
Duke Energy                                           1,600             73,152
Exelon                                                  600             40,692

                                                  Number of             Market
Delaware Diversified Value Fund                    Shares               Value
--------------------------------------------------------------------------------
Common Stock (continued)

Utilities (continued)
FPL Group                                             1,000            $58,250
Public Service Enterprise Group                       1,300             66,833
Reliant Energy                                          700             32,256
TXU                                                   1,100             54,274
                                                                    ----------
                                                                       434,317
                                                                    ----------
Total Common Stock (cost $13,901,040)                               14,600,991
                                                                    ----------


Total Market Value of Securities - 99.60%
   (cost $13,901,040)                                              $14,600,991

Receivables and Other Assets Net of
  Liabilities - 0.40%                                                   58,800
                                                                   -----------

Net Assets Applicable to 1,413,828 Shares
  Outstanding - 100.00%                                            $14,659,791
                                                                   -----------

Net Asset Value - Delaware Diversified
  Value Fund Class A ($24,393 / 2,352 Shares)                           $10.37
Net Asset Value - Delaware Diversified Value                            ------
  Fund Institutional Class
  ($14,635,398 / 1,411,476 Shares)                                      $10.37
                                                                        ------



Components of Net Assets at May 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par)                                          $13,761,273
Undistributed net investment income                                     74,542
Accumulated net realized gain on investments                           124,025
Net unrealized appreciation of investments                             699,951
                                                                   -----------
Total net assets                                                   $14,659,791
                                                                   -----------


* Non-income producing security for the period ended
  May 31, 2001.
ADR - American Depositary Receipt

Net Asset Value and Offering Price per Share -
   Delaware Diversified Value Fund
Net asset value Class A (A)                                             $10.37
Sales charge (5.75% of offering price or 6.08% of
  the amount invested per share) (B)                                      0.63
                                                                        ------
Offering price                                                          $11.00
                                                                        ------


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Six Months Ended May 31, 2001 (Unaudited)                                          Delaware Diversified Value Fund
------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                                       $ 145,445
Interest                                                                              726              $   146,171
                                                                                ---------              -----------

EXPENSES:
Management fees                                                                    51,149
Accounting and administration                                                       3,590
Dividend disbursing and transfer agent fees and expenses                            2,465
Reports and statements to shareholders                                              1,800
Custodian fees                                                                      1,671
Registration fees                                                                   1,575
Trustees' fees                                                                        700
Distribution expense                                                                   35
Professional fees                                                                      15
Taxes (other than taxes on income)                                                     10
Other                                                                               1,641                   64,651
                                                                                ---------
Less expenses absorbed or waived                                                                            (5,452)
Less expenses paid indirectly                                                                                 (181)
                                                                                                       -----------
Total expenses                                                                                              59,018
                                                                                                       -----------

Net Investment Income                                                                                       87,153
                                                                                                       -----------


Net Realized and Unrealized Gain on Investments:
Net realized gain on investments                                                                           507,034
Net change in unrealized appreciation/depreciation of investments                                          515,463
                                                                                                       -----------

Net Realized and Unrealized Gain on Investments                                                          1,022,497
                                                                                                       -----------

Net Increase in Net Assets Resulting from Operations                                                   $ 1,109,650
                                                                                                       ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                               Delaware Diversified Value Fund
------------------------------------------------------------------------------------------------------------------------------

                                                                                   Six Months                          Year
                                                                                     Ended                             Ended
                                                                                    5/31/01                          11/30/00
                                                                                  (Unaudited)
Increase in Net Assets from Operations:
Net investment income                                                           $     87,153                      $    147,663
Net realized gain on investments                                                     507,034                           170,454
Net change in unrealized appreciation/depreciation of investments                    515,463                           110,683
                                                                                ------------                      ------------
Net increase in net assets resulting from operations                               1,109,650                           428,800
                                                                                ------------                      ------------


Distributions to Shareholders from:
Net investment income:
   A Class                                                                              (231)                                -
   Institutional Class                                                              (155,611)                          (33,683)

Net realized gain on investments:
   Class A                                                                              (818)                                -
   Institutional Class                                                              (549,927)                         (330,574)
                                                                                ------------                      ------------
                                                                                    (706,587)                         (364,257)
                                                                                ------------                      ------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A                                                                                 -                            25,002
   Institutional Class                                                                     -                        14,677,842


Net asset value of shares issued upon reinvestment of distributions:
   Class A                                                                             1,049                                 -
   Institutional Class                                                               705,539                           364,257
                                                                                ------------                      ------------
                                                                                     706,588                        15,067,101
                                                                                ------------                      ------------

Cost of shares repurchased:
   Class A                                                                                 -                            (3,000)
   Institutional Class                                                            (1,800,000)                       (4,921,404)
                                                                                ------------                      ------------
                                                                                  (1,800,000)                       (4,924,404)
                                                                                ------------                      ------------
Increase (decrease) in net assets derived from capital share transactions         (1,093,412)                       10,142,697
                                                                                ------------                      ------------

Net Increase (Decrease) in Net Assets                                               (690,349)                       10,207,240

Net Assets:
Beginning of period                                                               15,350,140                         5,142,900
                                                                                ------------                      ------------
End of period                                                                   $ 14,659,791                      $ 15,350,140
                                                                                ============                      ============


                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Diversified Value Fund Class A
----------------------------------------------------------------------------------------------------------------

                                                                        Six Months                       Year
                                                                          Ended                          Ended
                                                                        5/31/01(4)                     11/30/00(3)
                                                                       (Unaudited)
Net asset value, beginning of period                                    $ 10.150                        $ 10.690

Income from investment operations:
   Net investment income(1)                                                0.056                           0.125
   Net realized and unrealized gain on investments                         0.631                           0.092
                                                                        --------                        --------
   Total from investment operations                                        0.687                           0.217
                                                                        --------                        --------


Less dividends and distributions:
   Dividends from net investment income                                   (0.103)                         (0.070)
   Distributions from net realized gain on investments                    (0.364)                         (0.687)
                                                                        --------                        --------
Total dividends and distributions                                         (0.467)                         (0.757)
                                                                        --------                        --------


Net asset value, end of period                                          $ 10.370                        $ 10.150
                                                                        ========                        ========
Total return(2)                                                            6.97%                           2.32%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                              $     24                        $     23
   Ratio of expenses to average net assets                                 0.75%                           0.75%
   Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                              1.12%                           1.10%
   Ratio of net investment income to average net assets                    1.11%                           1.23%
   Ratio of net investment income to average net assets prior
      to expense limitation and expenses paid indirectly                   0.74%                           0.88%
   Portfolio turnover                                                        94%                            130%

---------------------

(1) The average share outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Shares of the Delaware Diversified Value Fund A Class were initially offered on September 15, 1998. Prior to the fiscal year ended November 30, 1999, there was a balance of 1 share representing the initial seed purchase, as of September 15, 1998. Financial Highlights for the periods ended November 30, 1998 and 1999 are not presented because the data is not believed to be meaningful.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Diversified Value Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------------

                                                                         Six Months                                     9/15/98(1)
                                                                           Ended                   Year Ended              to
                                                                         5/31/01(4)        11/30/00        11/30/99      11/30/98
                                                                        (Unaudited)

Net asset value, beginning of period                                     $ 10.150         $ 10.690        $  9.540       $ 8.500

Income from investment operations:
   Net investment income(2)                                                 0.056            0.125           0.129         0.026
   Net realized and unrealized gain on investments                          0.631            0.092           1.108         1.014
                                                                         --------         --------        --------       -------
   Total from investment operations                                         0.687            0.217           1.237         1.040
                                                                         --------         --------        --------       -------


Less dividends and distributions:
Dividends from net investment income                                       (0.103)          (0.070)         (0.037)            -
Distributions from net realized gain on investments                        (0.364)          (0.687)         (0.050)            -
                                                                         --------         --------        --------       -------
Total dividends and distributions                                          (0.467)          (0.757)         (0.087)            -
                                                                         --------         --------        --------       -------

Net asset value, end of period                                           $ 10.370         $ 10.150        $ 10.690       $ 9.540
                                                                         ========         ========        ========       =======
Total return(3)                                                             6.97%            2.32%          13.05%        12.24%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                               $ 14,635         $ 15,327         $ 5,143       $ 2,244
   Ratio of expenses to average net assets                                  0.75%            0.75%           0.75%         0.75%
   Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                               0.82%            0.80%           1.24%         1.24%
   Ratio of net investment income to average net assets                     1.11%            1.23%           1.25%         1.41%
   Ratio of net investment income to average net assets prior
      to expense limitation and expenses paid indirectly                    1.04%            1.18%           0.76%         0.92%
   Portfolio turnover                                                         94%             130%            111%           74%

---------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average share outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements


May 31, 2001 (Unaudited)

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund. These financial statements and the related notes pertain to Delaware Diversified Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of May 31, 2001, only the A and Institutional Classes have commenced operations.

The investment objective of the Fund is to achieve capital appreciation with current income as a secondary objective.


1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and from net realized gain from investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $181 for the period ended May 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".


2. Investment Management, Administration Agreement and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion. At May 31, 2001, the Fund had a liability for management fees and other expenses payable to DMC and affiliates of $7,832.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, does not exceed 0.75% of average daily net assets of the Fund through December 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At May 31, 2001, the Fund had a liability for such fees and other expenses payable to DSC of $766.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected voluntarily to waive such fees at this time.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.


3. Investments
For the six months ended May 31, 2001, the Fund made purchases of $7,421,890 and sales of $8,927,862 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001, the cost of investments was $13,901,040. At May 31, 2001, the net unrealized appreciation was $699,951 of which $1,540,885 related to unrealized appreciation of investments and $840,934 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                      Six Months          Year Ended
                                        Ended              11/30/00
                                       5/31/01
                                     (Unaudited)
                                    --------------------------------
Shares sold:
Class A                                       -                2,546
Institutional Class                           -            1,494,344

Shares issued upon
reinvestment of
distributions:
Class A                                     105                    -
Institutional Class                      70,980               37,359
                                    --------------------------------
                                         71,085            1,534,249
                                    --------------------------------

Shares repurchased:
Class A                                       -                 (300)
Institutional Class                    (170,293)            (502,098)
                                    --------------------------------
                                       (170,293)            (502,398)
                                    --------------------------------
Net increase (decrease)                 (99,208)           1,031,851
                                    ================================


5.   Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one-third of their net assets under the agreement. The Fund had no amount outstanding at May 31, 2001, or at any time during the period.